EXHIBIT 32.1

Nordson Corporation

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code), I, Michael F. Hilton, President and Chief Executive Officer of Nordson Corporation, an Ohio corporation (the “Company”), do hereby certify that:

1. The Quarterly Report on Form 10-Q for the quarter ended July 31, 2013 of the Company (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 5, 2013	/s/ Michael F. Hilton
Michael F. Hilton
President and Chief Executive Officer